UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                              ---------------------

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 25, 2008

                                 PUBLIC STORAGE
             (Exact Name of Registrant as Specified in its Charter)

           Maryland                        001-33519             95-3551121
(State or Other Jurisdiction of    (Commission File Number)   (I.R.S. Employer
        Incorporation)                                       Identification No.)

  701 Western Avenue, Glendale, California                      91201-2349
  (Address of Principal Executive Offices)                      (Zip Code)

                                 (818) 244-8080
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN  OFFICERS;  ELECTION OF  DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Effective November 25, 2008, the Public Storage Board of Trustees appointed Tamara Hughes Gustavson to the Board. With the appointment of Ms. Gustavson, the Public Storage Board now has eleven trustees.

Ms. Gustavson, 47, was previously employed by Public Storage from 1978 to 2003, serving most recently as Vice President, Administration, and currently is the beneficial holder of approximately 22.3 million, or 13.1% of Public Storage's outstanding common shares. She also serves on the Board of Directors of the USC-CHLA Institute for Pediatric Clinical Research. Ms. Gustavson is the daughter of B. Wayne Hughes, Chairman of the Board and the sister of B.Wayne Hughes, Jr., also a member of the Board of Trustees. The Hughes family, including Ms. Gustavson, collectively owns approximately 23.2% of Public Storage's common shares outstanding as of November 24, 2008. Disclosure of transactions between Public Storage and the Hughes family has been previously reported in Public Storage's proxy statement and other Exchange Act reports.

A copy of the press release Public Storage issued on November 25, 2008 announcing the appointment of Ms. Gustavson to the Public Storage Board of Trustees is being furnished with this Current Report on Form 8-K as Exhibit 99.1.



ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

  (c)      EXHIBITS

The following exhibit is being furnished with this Report:
Exhibit 99.1--Press Release dated November 25, 2008


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    November 26, 2008

                                                   PUBLIC STORAGE


                                                   By: /s/ Stephanie Heim
                                                       ------------------
                                                       Stephanie Heim
                                                       Vice President






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                                 EXHIBIT INDEX


The following exhibit is being furnished with this Report:

Exhibit 99.1--Press Release dated November 25, 2008. Filed herewith.